UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 27, 2018

Date of Report (Date of earliest event reported)

Altaba Inc.

(Exact Name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

140 East 45th Street, 15th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 679-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of Convertible Note Hedge and Warrant Transactions with Bank of America, N.A.

As previously reported, in November and December 2013, in connection with the issuance by Altaba Inc. (the “Fund”) of its 0.00% Convertible Senior Notes due 2018 (the “Notes”), the Fund entered into convertible note hedge transactions (the “Hedge Transactions”) and, separately, into privately negotiated warrant transactions (the “Warrant Transactions”), in each case with certain counterparties, including Bank of America, N.A. (“BANA”).

On June 28, 2018, the Fund entered into a Call Option Termination Agreement and a Warrants Termination Agreement with BANA. The Call Option Termination Agreement provides that, effective on June 28, 2018, the Hedge Transactions between the Fund and BANA will terminate. The Warrants Termination Agreement provides that, effective on June 28, 2018, the Warrant Transactions between the Fund and BANA will terminate. The Fund expects to receive payments from BANA in connection with the termination of the Hedge Transactions, net of the payments it expects to make to BANA in connection with the termination of the Warrant Transactions. The Call Option Termination Agreement and the Warrants Termination Agreement with BANA settle any prior disagreements between the parties relating to the adjustments to the Warrant Transactions arising in connection with the stock purchase agreement pursuant to which the Fund (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc.

Item 8.01.	Other Events.

As previously reported on June 7, 2018, the Fund commenced a tender offer (the “Offer”) to purchase up to 195,000,000 issued and outstanding shares of its common stock, par value $0.001 per share (the “Shares”), in exchange for American Depositary Shares (“ADSs”) of Alibaba Group Holding Limited (“Alibaba”) and cash. The Indenture, dated as of November 26, 2013 (the “Indenture”), between the Fund and The Bank of New York Mellon Trust Company, N.A., as trustee, governing the Notes provides for a conversion rate adjustment (the “Adjustment”) if the Fund conducts a tender offer for its Shares, to the extent that the consideration paid or delivered per Share exceeds the average of the last reported sale prices of the Shares over the 10 consecutive trading day period (the “Base Averaging Period”) commencing on, and including, the trading day next succeeding the last date on which tenders may be made pursuant to such tender offer. In accordance with the Indenture, the value of the Shares after the Offer will be determined based on the average of the last reported sale prices of the Shares during the Base Averaging Period (or, for Notes converted during the Base Averaging Period, based on the average the last reported sale prices of the Shares during the portion of the Base Averaging Period immediately preceding the relevant conversion date) (such period and the Base Averaging Period, in each case, an “Averaging Period”). The Indenture requires the board of directors of the Fund (the “Board”) to determine the aggregate value of the Alibaba ADSs delivered to the Fund’s stockholders in the Offer (the “Non-cash Consideration”) for the purposes of any Adjustment. On June 27, 2018, the Board determined that the same Averaging Period and the average of the last reported sale prices of the ADSs during such period will be used for determining the value of the Non-cash Consideration for purposes of calculating the Adjustment, if any.

Forward-Looking Statements

This report contains “forward-looking statements,” including statements as to the amount, timing and manner of the Offer, which reflect our current views with respect to, among other things, future events and financial performance. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of those words or other comparable words. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that our future plans, estimates or expectations will be achieved. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to our portfolio investments, operations, financial results, financial condition, business prospects, liquidity and planned transactions. Factors which could have a material adverse effect on our operations, future prospects and value of our shares include, but are not limited to:

•	the risk that the Fund may not be able to complete the Offer and purchase the Shares pursuant to the Offer or otherwise;

•	the risk that the Fund may not be able to achieve the benefits contemplated by the Offer;

•	the risk that the Fund may not be able to complete the sale of a portion of its Alibaba ADSs pursuant to sales in open market transactions and/or in private dispositions not executed or recorded on a public exchange or quotation service;

•	the possibility that the value of the Fund’s investment assets decline, including the equity securities of Alibaba it holds in its investment portfolio, and certain other investments;

•	the less liquid nature of certain investments;

•	risks with respect to the sufficiency of our available sources of liquidity to meet operating requirements;

•	risks with respect to the future outcome of legal proceedings in which the Fund is involved;

•	the possibility of incurring certain tax liabilities, including certain state and foreign taxes, and the availability of a foreign tax credits with respect to the Fund’s federal income tax;

•	the possibility that a “blockage discount” may not be available for purposes of determining the Fund’s U.S. federal income tax liability on the exchange of Alibaba ADSs pursuant to the Offer;

•	risks with respect to our contractual arrangements and relationships with third parties, including creditors and counterparties to certain call spread agreements imposing obligations on us that hinder our ability to effectuate the Fund’s objectives;

•	the possibility that the Fund will pursue other transactions or other actions, including continuing to sell shares of Yahoo Japan Corporation consistent with the Fund’s previously announced intent, additional exchange offers of Alibaba ADSs (with or without cash) for Shares, additional sales of Alibaba ADSs for cash, additional repurchases of Shares either through tender offers or open market purchases using the proceeds from sales of Alibaba ADSs and/or shares of Yahoo Japan Corporation, converting to an open end fund to permit redemptions of Shares in-kind for Alibaba ADSs and adoption of a plan of liquidation and dissolution followed by one or more distributions of cash and/or other assets pursuant to such plan; and

•	the Fund’s intention to retain sufficient assets to be able to satisfy or provide for its contingent liabilities before making any additional distributions to stockholders.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The Fund does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. The foregoing should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors described under the caption “Principal Risks” in the Fund’s Form N-CSR for the fiscal year end December 31,

2017 filed with the SEC and other documents the Fund files with or furnishes to the SEC. Any forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results or developments the Fund anticipates will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Fund or its business or operations. Because the Fund is an investment company, the forward-looking statements and projections contained in this report are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

	By:	/s/ Arthur Chong
	Name:	Arthur Chong
	Title:	General Counsel and Secretary

Date: June 29, 2018